DELAWARE POOLED TRUST

The Mid-Cap Growth Equity Portfolio
The Smid-Cap Growth Equity Portfolio
The Emerging Markets Portfolio
The High Yield Bond Portfolio
(each, a "Portfolio")

Supplement to each Portfolio's Prospectus
dated February 28, 2006

On August 17, 2006, the Board of Trustees of Delaware Pooled Trust unanimously voted to approve: (1) changes to The Mid-Cap Growth Equity Portfolio's market capitalization range; (2) changes to The Smid-Cap Growth Equity Portfolio's market capitalization range; (3) changes to The Emerging Markets Portfolio's investment policies to permit investments in equity linked securities; and (4) changes to The High Yield Bond Portfolio's investment policies to permit investments in defaulted bonds and other high-yield debt securities rated lower than CCC by Standard & Poor's ("S&P") and Caa by Moody's Investors Service ("Moody's"). All changes are effective 60 days after the date of this Supplement.

The Mid-Cap Growth Equity Portfolio only:

The following replaces the first paragraph in the section entitled "What are the Portfolio's main investment strategies?" of the Portfolio's Prospectus:

What are the Portfolio's main investment strategies? The Portfolio invests primarily in equity securities of medium-sized companies that we believe present, at the time of purchase, significant long-term growth potential. For purposes of the Portfolio, we will generally consider mid-capitalization companies to be those companies whose market capitalizations fall within the range represented in the Russell Midcap® Growth Index at the time of the Portfolio's investment. Subject to the 80% policy described below, the Portfolio may invest in securities issued by companies having a capitalization outside that range when, in our opinion, such companies exhibit the same characteristics and growth potential as companies within the range. Equity securities include, but are not to be limited to, common stocks, securities convertible into common stocks, securities having common stock characteristics, such as rights and warrants to purchase common stocks, and preferred stocks. To the extent that this Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and ratings of those securities, if any, will not be an important factor in their selection.

The Smid-Cap Growth Equity Portfolio only:

The following replaces the first paragraph in the section entitled "What are the Portfolio's main investment strategies?" of the Portfolio's Prospectus:

What are the Portfolio's main investment strategies? The Portfolio will invest primarily in equity securities of small- and mid-sized companies that we believe have the potential for high earnings growth at the time of purchase. For purposes of this Portfolio, we will generally consider small-capitalization companies to be those whose market capitalizations fall within the range represented in the Russell 2000® Growth Index at the time of the Portfolio's investment and mid-capitalization companies to be those whose market capitalizations fall within the range represented in the Russell Midcap® Growth Index at the time of the Portfolio's investment. The Portfolio has been designed to provide investors with potentially greater long-term rewards than are provided by an investment in a fund that seeks capital appreciation from common stock of companies with more established earnings histories. In pursuing its objective, the Portfolio anticipates that it will invest primarily in common stocks, preferred stocks convertible bonds, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights. To the extent that this Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and ratings of those securities, if any, will not be an important factor in their selection.

The Emerging Markets Portfolio only:

The following is added to the chart in the section entitled "Additional Investment Information" of the Portfolio's Prospectus:
Securities	How we use them
Equity Linked Securities are privately issued derivative securities which have a return component based on the performance of a single security, a basket of securities, or an index.

The Emerging Markets Portfolio may invest up to 10% of net assets in equity linked securities. Equity linked securities may be considered illiquid and are subject to the Portfolio's limitation on illiquid securities. In some instances, investments in equity linked securities may also be subject to the Portfolio's limitation on investments in investment companies.

The following amends the chart in the section entitled "Risk Factors" of the Portfolio's Prospectus:

Risks	How we strive to manage them

Derivatives risk is the possibility that a Portfolio may experience a significant loss if it employs a derivatives strategy (including a strategy involving swaps such as interest rate swaps, index swaps and credit default swaps or equity linked securities) related to a security or a securities index and that security or index moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transaction depends on the willingness and ability of the counterparty to fulfill its contractual obligations. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to the Portfolio from using the strategy.

We will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in the Portfolio without actually selling a security, to neutralize the impact of interest rate changes, to affect diversification or to earn additional income. We will not use derivatives for reasons inconsistent with our investment objectives. We also research and continually monitor the creditworthiness of current or potential counterparties.

The High-Yield Bond Portfolio only:

The following replaces the first paragraph in the section entitled "What are the Portfolio's main investment strategies?" of the Portfolio's Prospectus:

The Portfolio will primarily invest its assets at the time of purchase in: (1) corporate bonds rated BB or lower by S&P or similarly rated by another nationally recognized statistical ratings organization (NRSRO); (2) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; or (3) commercial paper of companies rated A-1 or A-2 by S&P or rated P-1 or P-2 by Moody's or that may be unrated but considered to be of comparable quality. Of these categories of securities, we anticipate investing primarily in corporate bonds. The Portfolio may also invest in income-producing securities, including common stocks and preferred stocks, some of which may have convertible features or attached warrants and which may be speculative. The Portfolio may invest up to 10% of its total assets in securities of issuers domiciled in foreign countries. The Portfolio may hold cash or invest in short-term debt securities and other money market instruments when, in our opinion, such holdings are prudent given then prevailing market conditions. Except when we believe a temporary defensive approach is appropriate, the Portfolio normally will not hold more than 5% of its total assets in cash or such short-term investments.

The following amends the chart in the section entitled "Additional Investment Information" of the Portfolio's Prospectus:

Securities	How we use them
Corporate bonds: debt obligations issued by a corporation.

The Intermediate Fixed Income and The Core Focus Fixed Income Portfolios may invest in corporate bonds rated in one of the four highest categories by an NRSRO (e.g., at least BBB by S&P or Baa by Moody's), or deemed equivalent. The Global Fixed Income Portfolio may invest in foreign and U.S. corporate bonds which are generally rated A or better by S&P or Moody's or deemed to be of comparable quality. The International Fixed Income Portfolio may invest in foreign corporate bonds which are generally rated A or better by S&P or Moody's or deemed to be of comparable quality. The High-Yield Bond Portfolio may invest without limit in high-yield corporate bonds, emphasizing securities rated BB or B by an NRSRO, and up to 15% of its net assets in defaulted securities. The Core Plus Fixed Income Portfolio may invest in bonds rated in one of the four highest rating categories for its U.S. Investment Grade Sector, and it may invest in bonds rated BB or lower by S&P or Fitch and Ba or lower by Moody's for its U.S. High-Yield Sector. Up to 35% of The Emerging Markets Portfolio's net assets may be invested in debt securities issued by emerging country companies, some or all of which may be corporate bonds, and some or all of which may be investment grade, below investment grade or unrated. The Small-Cap Growth Equity Portfolio and The Focus Smid-Cap Growth Equity Portfolio may invest up to 20% of their net assets in debt securities of corporate and government issuers, all of which must be rated within the four highest categories or deemed to be of comparable quality. Debt securities may be acquired by The Large-Cap Growth Equity and The All-Cap Growth Equity Portfolios and those securities may be rated below investment grade or unrated. Investments in such securities that are rated below investment grade or unrated will be limited to no more than 5% of The Large-Cap Growth Equity and The All-Cap Growth Equity Portfolios' assets. The International Equity and The Labor Select International Equity Portfolios may invest up to 15% of their assets in foreign debt instruments of the top category with respect to foreign governments and in the top two categories with respect to corporate issuers when attractive opportunities are available.

The following amends the chart in the section entitled "Risk Factors" of the Portfolio's Prospectus:
Risks	How we strive to manage them

Lower Rated Fixed-Income Securities (high-yield, high-risk securities, commonly known as "junk bonds"), while generally having higher yields, are subject to reduced creditworthiness of issuers, increased risk of default and a more limited and less liquid secondary market than higher rated securities. These securities are subject to greater price volatility and risk of loss of income and principal than are higher rated securities. Lower rated and unrated fixed-income securities tend to reflect short-term corporate and market developments to a greater extent than higher rated fixed-income securities, which react primarily to fluctuations in the general level of interest rates. Fixed-income securities of this type are considered to be of poor standing and primarily speculative. Such securities are subject to a substantial degree of credit risk, which is the risk of a decline in value as a result of a downgrade in the credit rating assigned to the issuer by a NRSRO.

Investment in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Portfolio of its initial investment and any anticipated income or appreciation will be uncertain. A Portfolio also may incur additional expenses in seeking recovery on defaulted securities. Defaulted securities may be considered illiquid.

The International Fixed Income and The Global Fixed Income Portfolios may invest up to 5% of their respective assets in high-risk, high-yield fixed-income securities of foreign governments including, with specified limitations, Brady Bonds. The High-Yield Bond Portfolio invests primarily in lower-rated fixed-income securities in an effort to attain higher yields, and this is a primary risk of investing in this Portfolio. The Large-Cap Growth Equity, The Core Plus Fixed Income and The All-Cap Growth Equity Portfolios may invest up to 5%, 30% and 5%, respectively, of their assets in such securities. The Emerging Markets Portfolio may invest up to 35% of its assets in high-yield, high-risk fixed-income securities, including Brady Bonds. See "Emerging Markets Risk" above. The Portfolios will attempt to reduce these risks through portfolio diversification, credit analysis, attention to trends in the economy, industries and financial markets, and complying with the limits on the exposure to this asset class described in this Prospectus.

Please keep this Supplement for future reference.

This Supplement is dated August 21, 2006.